SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

PRINTCAFE SOFTWARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

EXHIBIT 99.2

FORM OF ELECTION AND LETTER OF TRANSMITTAL

TO ACCOMPANY CERTIFICATES REPRESENTING
SHARES OF COMMON STOCK OF
PRINTCAFE SOFTWARE, INC.
IN CONNECTION WITH THE ACQUISITION BY
ELECTRONICS FOR IMAGING, INC.
OF
PRINTCAFE SOFTWARE, INC.

Exchange Agent:

If By Hand Delivery:
American Stock Transfer & Trust
40 Wall Street, 46th Floor
New York, New York 10005

If By Mail or Overnight Courier:

American Stock Transfer & Trust
6201 15th Avenue, Third Floor
Brooklyn, New York 11219

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

      This form of election and letter of transmittal, the Printcafe Software, Inc. common stock certificates and any other required documents (collectively, the “Exchange Materials”) should be sent by each holder of Printcafe common stock to the Exchange Agent so that the Exchange Materials are received by the Exchange Agent at or prior to 5:00 p.m. (Eastern Time) on October 20, 2003 (the “Delivery Deadline”). Delivery of the Exchange Materials (or any part of them) to an address other than as set forth above will not constitute valid delivery. Copies of the merger agreement, this form of election and letter of transmittal and the proxy statement-prospectus previously provided to stockholders of Printcafe may be requested from the Exchange Agent at the addresses shown above. If you have any questions regarding this letter of transmittal, please call the customer service department of American Stock Transfer & Trust at (800) 937-5449.

Ladies and Gentlemen:

      The undersigned hereby transfers the certificates representing shares of common stock, par value $0.0001 per share (the “Printcafe Common Stock”), of Printcafe Software, Inc., a Delaware corporation (“Printcafe”), subject to completion of the merger, identified in Column 1 of Box A below, with the request that:

•	the number of shares of Printcafe Common Stock listed in Column 3 of Box A be converted into shares of common stock, par value $.01 per share (the “EFI Common Stock”), of Electronics for Imaging, Inc., a Delaware corporation (“EFI”), at the exchange ratio provided in the Agreement and Plan of Merger, dated as of February 26, 2002 (the “Merger Agreement”), by and among EFI, Strategic Value Engineering, Inc. and Printcafe; and

•	the number of shares of Printcafe Common Stock listed in Column 4 of Box A be converted into $2.60 in cash (without interest and net of any required withholding) per share.

      The undersigned represents and warrants that the undersigned has full power and authority to surrender the Printcafe Common Stock certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such certificate(s) shall pass only after the Exchange Agent has actually received the certificate(s). All questions as to the validity, form and eligibility of any election and surrender of certificate(s) hereunder shall be determined by the Exchange Agent, and such determination shall be final and binding. Upon request, the undersigned shall execute and deliver all additional documents deemed by the Exchange Agent to be necessary to complete the conversion, cancellation and retirement of the shares of Printcafe Common Stock delivered herewith. No authority hereby conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      The undersigned understands that EFI will pay to each former stockholder of Printcafe who otherwise would be entitled to receive a fractional share of EFI Common Stock an amount in cash in lieu of any fractional share. Unless otherwise indicated in Box B entitled “Special Issuance and Payment Instructions,” any check for cash in lieu of a fractional share, any check for shares of Printcafe Common Stock converted into cash, and any certificate for EFI Common Stock will be issued in the name of the registered holder(s) of the shares of Printcafe Common Stock appearing below. Similarly, unless otherwise indicated in Box C entitled “Special Delivery Instructions,” any check for cash in lieu of a fractional share, any check for shares of Printcafe Common Stock converted into cash, and any certificate for EFI Common Stock will be mailed to the registered holder(s) of the shares of Printcafe Common Stock at the addresses of the registered holder(s) appearing below under Box A, entitled “Election and Description of Shares Deposited.” If Box B, entitled, “Special Issuance and Payment Instructions” and Box C entitled “Special Delivery Instructions” both are completed, any check for cash in lieu of a fractional share, any check for shares of Printcafe Common Stock converted into cash, and any certificates for EFI Common Stock will be issued in the name(s) of the person(s), and such check and such certificate(s) will be mailed to the address(es), indicated.

Box A: Election and Description of Shares Deposited

      Name and address of the holder of record as shown on the records of Printcafe certificates deposited and election

Column 1	Column 2	Column 3	Column 4

	Shares to be	Shares to be converted into	Total shares represented by the
Certificate Number	converted into cash	shares of EFI Common Stock	applicable certificate

(Attach separate schedule if necessary)

      No holder of shares of Printcafe Common Stock may elect to have a fraction of a share converted into shares of EFI common stock. All elections must be made with respect to whole shares only.

Box B:     Special Issuance and Payment Instructions

      To be completed only if the check for Printcafe Common Stock converted to cash, cash in lieu of a fractional share, and/or the certificate(s) for EFI Common Stock are to be paid or issued in the name of someone other than the person(s) in whose name(s) the certificate(s) representing the shares of Printcafe Common Stock listed in this Letter of Transmittal are registered. (Unless otherwise indicated in Box C, the check and/or certificate(s) will be mailed to the address indicated in this Box B). Issue check for Printcafe Common Stock converted to cash, cash in lieu of a fractional share and/ or certificate(s) for EFI Common Stock to (please print):

Name:

Address:

(Include zip code)

Taxpayer Identification or Social Security No.:
(See Substitute Form W-9)

Box C:     Special Delivery Instructions (Change of Address)

      To be completed only if the following are to be mailed to an address other than that indicated in Box A or Box B: (i) the check for Printcafe Common Stock converted to cash; (ii) the check for cash in lieu of a fractional share and/or (iii) the certificate(s) representing any EFI Common Stock issued for any shares of Printcafe Common Stock listed in this Letter of Transmittal. Mail check and/or certificate(s) for EFI Common Stock to (please print):

Name:

________________________________________________________________________________

Address:

(Include zip code)

Taxpayer Identification or Social Security No.:

(See Substitute Form W-9)

     The undersigned understands and agrees that the acceptance and delivery of any Letters of Transmittal by or to the Exchange Agent will not of itself create any right to receive cash or EFI Common Stock in exchange for the shares of Printcafe Common Stock listed in this Letter of Transmittal, and that such right will arise only to the extent provided in the Merger Agreement. SIGN HERE (COMPLETE SUBSTITUTE FORM W-9 BELOW)

Signature(s) of Owner(s)

Name(s) (please print):

Capacity (full title)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

(See Substitute Form W-9)

Dated: ______________________________ , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s) (See Instruction 4)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION

GUARANTEE IN SPACE BELOW.

Authorized Signature(s)

Name

Name of Firm

Address

(Include Zip Code)
Area Code and Telephone Number

Dated

NOTE:	A Guarantee of Signature is required only if checks in payment of any cash and/or new certificates of EFI Common Stock are to be payable to the order of and/or registered in names other than on the surrendered certificates.

INSTRUCTIONS FOR COMPLETION OF LETTER OF TRANSMITTAL

      This Letter of Transmittal should be properly filled in, dated, signed and delivered, together with the certificate(s) representing the shares of Printcafe Common Stock currently held by you, to the Exchange Agent. Please read and carefully follow the instructions regarding completion of this Letter of Transmittal set forth below.

1.     Execution and Delivery

      This Letter of Transmittal, or a photocopy of it, should be properly completed, dated and signed, and should be delivered, together with the certificate(s) representing your Printcafe Common Stock, to the Exchange Agent at the appropriate address set forth on the cover page of this Letter of Transmittal before the Delivery Deadline. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, AND THE CERTIFICATE(S) FOR SHARES OF PRINTCAFE COMMON STOCK IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. EXCEPT AS OTHERWISE PROVIDED, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

2.     Signatures

      The signature (or signatures, in the case of certificate(s) owned by two or more joint holders) on this Letter of Transmittal must correspond exactly to the name(s) on the face of the certificate(s) sent to the Exchange Agent, unless the shares of Printcafe Common Stock represented by the certificate(s) have been transferred by the holder(s) of record. If there has been any such transfer, the signature(s) on the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the certificate(s) (see Instruction 4 below). If shares of Printcafe Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal for each different registration of certificates. For example, if some certificates are registered solely in your name, some are registered solely in your spouse’s name and some are registered jointly in the name of you and your spouse, three separate Letters of Transmittal should be submitted.

3.     Checks and/or Certificates in Same Name

      If checks in payment of any cash and/or any new certificates for shares of EFI Common Stock are to be payable to the order of and/or registered in exactly the same name on the surrendered certificate(s), you will not be required to endorse the surrendered certificate(s) or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see Instruction 4(c) below.

4.     Checks and/or Certificates in Different Names

      If checks in payment of any cash and/or any new certificates for shares of EFI Common Stock are to be payable to the order and/or registered in a different name from the name on the surrendered certificate(s), or delivered to a different address, please follow these instructions:

(a) Registered Holders. If the registered holder of certificate(s) signs the Letter of Transmittal, the registered holder should complete Box B and/or Box C and have signature(s) guaranteed on this Letter of Transmittal. No endorsements or signature guarantees on certificate(s) or stock powers are required in this case.

(b) Transferees. If the Letter of Transmittal is signed by a person other than the registered holder, the certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such certificate(s) to the person who is to receive the check or certificate representing EFI Common Stock. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the certificate(s) in every particular and must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing an “Eligible Institution”). If this Instruction 4(b) applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or will need to help you locate an Eligible Institution.

(c) Correction of or Change in Name. For a correction in name which does not involve a change in ownership, the surrendered certificate(s) should be appropriately endorsed: for example, “John A. Doe, incorrectly inscribed as John B. Doe,” with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered certificate(s) should be appropriately endorsed: for example, “Mary Doe, now by marriage Mary Jones,” with the signature guaranteed by an Eligible Institution.

5.	Supporting Evidence

      If any Letter of Transmittal, certificate, endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Letter of Transmittal, surrendered certificate(s) and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

6.	Notice of Defects; Resolutions of Disputes

      Neither EFI nor the Exchange Agent will be under any obligation to notify you that the Exchange Agent has not received a properly completed letter of transmittal or that the letter of transmittal submitted is defective in any way. Any and all disputes with respect to Letters of Transmittal (including, but not limited to, matters relating to time limits and defects or irregularities in the surrender of any certificate) will be resolved by the Exchange Agent and its decision will be final and binding on all parties concerned. The Exchange Agent will have the absolute right, in its sole discretion, to reject any and all Letters of Transmittal and surrenders of certificates which are deemed by it to be not in proper form or to waive any immaterial irregularities in any Letter of Transmittal or in the surrender of any certificate. Surrenders of certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

7.	Federal Tax Withholding/ Substitute Form W-9

      Federal income tax law requires each stockholder to provide the Exchange Agent with his/her current Taxpayer Identification Number (“TIN”) on a Substitute Form W-9 set forth below. If such stockholder is an individual, the TIN is his/her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, reportable payments that are made to such stockholder or other payee who has not provided a correct TIN may be subject to 31% backup withholding. Certain persons (including, among others, tax-exempt organizations and certain foreign persons) are not subject to these backup withholding requirements. In order for a foreign person to qualify as an exempt recipient, that person must submit to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payment made to the payee. Backup withholding is not an additional tax. Rather, any amount of tax withheld will be credited against the tax liability of the person subject to the withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. If you have not been issued a TIN, but have applied for a TIN or intend to apply for a TIN in the near future, write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9 and also complete the Certificate of Awaiting Taxpayer Identification Number. If the

Exchange Agent is not provided with a TIN by the time of payment, 31% of all reportable payments made to you will be withheld. You are required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Printcafe shares. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

8.	Special Payment and Delivery Instructions

      Any checks representing cash consideration and any certificates representing EFI Common Stock will be mailed to the address of the holder of record as indicated in Box A, or to the person identified in Box B (if completed), unless instructions to the contrary are given in Box C.

9.	Lost Stock Certificates

      If you are unable to locate the certificates representing your shares of Printcafe Common Stock, contact the Exchange Agent at the address provided in the Letter of Transmittal. The Exchange Agent will instruct you on the procedures to follow.

10.	Options

      The aggregate percentage cash elected and the aggregate percentage stock elected in Box A shall apply to all shares acquired as a result of exercise of options between the Delivery Deadline and the effective time of the merger.

11.	Miscellaneous

      As soon as practicable following the merger, the Exchange Agent will begin mailing and delivering checks and share certificates for EFI Common Stock in exchange for certificates that have been received by the Exchange Agent. There will be a delay, however, if backup withholding pursuant to Instruction 7 applies.

PAYOR’S NAME:  Electronics for Imaging, Inc.

SUBSTITUTE Form W-9	Name:
Address:
Check Appropriate Space:
	Individual/Sole Proprietor	Corporation	Partnership
	Other (specify)		Exempt from Backup
Withholding

Department of the Treasury Internal Revenue Service	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security number (or Individual Taxpayer Identification Number) (If awaiting TIN, write “Applied For”)

or

Employer identification number (If awaiting TIN, write “Applied For”)

Payor’s Request for Taxpayer Identification Number (TIN)	Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE	DATE , 2003

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED IN PART 1

THAT YOU ARE AWAITING A TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers (SSNs) have nine digits separated by two hyphens: e.g., 000-00-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

Give the TAXPAYER
IDENTIFICATION number
For this type of account:		of —

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
8.	Sole proprietorship account	The owner(4)

Give the TAXPAYER
IDENTIFICATION number
For this type of account:		of —

9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
10.	Corporate account	The corporation
11.	Religious, charitable or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership(6)
13.	Association, club or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2) Circle the minor’s name and furnish the minor’s SSN.
(3) Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s SSN.
(4) Show the name of the owner but you may also enter your business or “doing business as” name. You may use either your SSN or your EIN (if you have one). This also applies to a single-member limited liability company that is disregarded as an entity separate from its owner for federal purposes.
(5) List first and circle the name of the legal trust, estate, or pension trust.
(6) This also applies to a limited liability company (LLC) with at least two members.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, Form SS-4, Application for Employer Identification Number, or Form W-7, Application for IRS Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

•	Certain corporations.

•	Certain financial institutions.

•	An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	Certain dealers in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	Certain real estate investment trusts.

•	Certain common trust funds operated by a bank under Section 584(a) of the Code.

•	Certain exempt charitable remainder trusts described in Section 664 of the Code and certain non-exempt trusts described in Section 4947 of the Code.

•	Certain entities registered at all times under the Investment Company Act of 1940.

•	Certain foreign central banks of issue.

•	Certain futures commission merchants registered with the Commodity Futures Trading Commission.

•	Certain middlemen known in the investment community as nominees or custodians.

   Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

•	Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451 of the Code.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX PROVIDED TO INDICATE THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice. — Section 6109 of the Code requires you to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

   (2) Failure to Report Certain Dividend and Interest Payments. — If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure may result in civil or criminal penalties.

   (3) False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. Falsifying certifications or affirmations may also subject you to criminal penalties including fines and/or imprisonment.

For additional information contact your tax consultant or the Internal Revenue Service.

      Dear Fellow Printcafe Stockholder:

      As discussed in the enclosed proxy material, Printcafe Software, Inc. has agreed to be acquired by Electronics for Imaging, Inc. (EFI) for $2.60 per share in cash or EFI common stock. I am writing to urge you to vote in favor of the transaction because I along with a majority of the members of your Board of Directors believe that the transaction is in the best interests of the Printcafe stockholders.

YOUR VOTE IS IMPORTANT — PLEASE ACT PROMPTLY

      Your vote in favor of the merger is extremely important for a number of reasons, including the following:

•	Under Delaware law, the proposed merger requires the approval of a majority of the outstanding shares of our common stock. As such, your failure to vote in favor of the transaction will count as a “No” vote.

•	The consideration of $2.60 per share to be paid by EFI represents a premium of 122.2% over the trailing average closing sales prices for our common stock on Nasdaq for the three months ended immediately prior to our Board’s approval of the merger with EFI.

•	No other third party has emerged to top the offer by EFI since we signed the agreement with EFI in February 2003.

•	If we do not complete the merger with EFI or another third party, we will not have sufficient cash to repay the $14.2 million of our outstanding debt which comes due and payable in January 2004 without securing additional debt or equity financing. We do not expect such additional financing to be available.

      Based on the foregoing, I urge you to vote in favor of the proposed merger with EFI by telephone or Internet or by completing the enclosed proxy card.

      If you have any questions or require assistance in voting your proxy, please call MacKenzie Partners, Inc. at (800) 322-2885.

      Thank you for your support and participation.

Sincerely yours,

Marc D. Olin
Chairman, Chief Executive Officer and President

MERGER OF

PRINTCAFE SOFTWARE, INC.
WITH A WHOLLY OWNED SUBSIDIARY OF
ELECTRONICS FOR IMAGING, INC.

September 8, 2003

To Brokers, Dealers Commercial Banks,

Trust Companies and Other Nominees:

      We have entered into a merger agreement with Printcafe Software, Inc., dated February 26, 2003, which provides for the merger of Printcafe with and into one of our subsidiaries. In connection with the merger, stockholders of Printcafe have the option of electing to receive the merger consideration in cash or shares of our common stock, all as described in the enclosed form of election.

      Please furnish copies of the enclosed materials to those of your clients for whose accounts you hold shares of Printcafe common stock registered in your name or in the name of your nominee.

      We are not obligated to exchange any Printcafe shares for shares of our common stock unless the Printcafe stockholder validly completes an election and returns it to our exchange agent on or before 5:00 p.m. Eastern Time on October 20, 2003.

      If the merger is not completed for any reason, our exchange agent will return certificates for shares of Printcafe common stock to the account of any stockholder that has completed and returned a valid form of election.

      Enclosed for your information and for forwarding to your clients for whom you hold shares registered in your name or in the name of your nominee are the following documents:

1. Form of Election

2. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9

3. A letter which may be sent to your clients for whose accounts you hold shares registered in your name or in the name of your nominee, with space provided for obtaining client’s instructions with regard to the election.

4. Return envelope addressed to the Exchange Agent.

      Your clients have separately received a proxy statement and proxy card which they must return under separate cover directly to you so that you may vote their shares at Printcafe’s special meeting. They must separately return that proxy card – completing the enclosed form of election will not constitute a vote on the proposal to adopt the merger agreement.

      If the merger agreement is not adopted by the Printcafe stockholders, the merger will not be completed.

      We urge you to contact your clients as promptly as possible. Please note that if a valid election is not made and received by our exchange agent by 5:00 p.m. Eastern time on October 20, 2003 and the merger is completed, your client will receive cash merger consideration.

      We will reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients.

      Any inquiries you may have with respect to the offer should be addressed to Printcafe’s information agent MacKenzie Partners at:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
(800) 322-2885 or (212) 929-5500
proxy@mackenziepartners.com

      Additional copies of the enclosed materials may be obtained from MacKenize Partners at the above address.

Very truly yours,

Electronics For Imaging, Inc.

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MERGER OF

PRINTCAFE SOFTWARE, INC.
WITH A WHOLLY OWNED SUBSIDIARY OF
ELECTRONICS FOR IMAGING, INC.

September 8, 2003

To Our Clients:

      Enclosed for your consideration is a Form of Election and Letter of Transmittal relating to the proposed merger of Printcafe Software, Inc. with and into a wholly owned subsidiary of Electronics For Imaging, Inc. You have separately received a proxy statement and proxy card related to the merger that you should return to us in the postage paid envelope that was enclosed with those documents.

      We are (or our nominee is) the holder of record for your shares of Printcafe common stock held by us for your account. A valid election of merger consideration with respect to your shares may only be made by us as the holder of record and pursuant to your instructions. If we do not receive instructions from you, your shares of Printcafe common stock will be converted into cash merger consideration.

      If you wish to receive cash consideration, you need not return instructions to us as to how to complete a Form of Election on your behalf.

      If you wish to receive shares of EFI common stock as merger consideration, you must sign and return the enclosed instruction letter so that we receive it on or before 5:00 pm on October 17, 2003. We have enclosed a postage paid envelope for you to use.

      We have enclosed the following documents for your reference:

1. A copy of the Form of Election and Letter of Transmittal.

2. A letter instructing us to complete a Form of Election on your behalf. You must return this document to us in order for us to make a valid election on your behalf.

Instructions with Respect to the

MERGER OF
PRINTCAFE SOFTWARE, INC.
AND A WHOLLY OWNED SUBSIDIARY OF
ELECTRONICS FOR IMAGING, INC.

      The undersigned acknowledges receipt of Printcafe Software, Inc.’s proxy statement dated September 8, 2003 and your letter dated September 8, 2003 transmitting a copy of the Form of Election and Letter of Transmittal related to the proposed merger Printcafe Software, Inc. with and into a wholly owned subsidiary of Electronics For Imaging, Inc.

      This will instruct you to complete a Form of Election and Letter of Transmittal with respect to the number of shares indicated below (or if no number is indicated below, with respect to all shares that are held by you for the account of the undersigned), upon the terms and subject to the conditions set forth in Form of Election and Letter of Transmittal.

Number of shares as to which stock consideration is to be elected:*

Date:

Signature(s)

Please type or print name(s)

Please type or print address

Area code and telephone number

Taxpayer Identification or Social Security Number

*	Unless otherwise indicated, it will be assumed that you wish us to make an election with respect to all shares held by us for your account.

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